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                              RYDEX DYNAMIC FUNDS

                         SUPPLEMENT DATED MAY 19, 2000
                     TO THE PROSPECTUS DATED MARCH 1, 2000


This supplement provides new and additional information beyond that contained in the Prospectus and should be read in conjunction with the Prospectus.
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                    INTRA-DAY TRADING IS NOT YET AVAILABLE.

The Dynamic Funds and the Money Market Fund currently calculate NAV ONCE each Business Day at the close of the New York Stock Exchange (currently 4:00 p.m., Eastern Time).

It is anticipated the intra-day trading will be offered later this year. For further information about intra-day trading becoming available, please refer to the Rydex web site - www.rydexfunds.com.


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                         PLEASE RETAIN THIS SUPPLEMENT
                              FOR FUTURE REFERENCE